UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.
(Exact name of Registrant as specified in charter)

Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Address of Principal Executive Offices)

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	February 29, 2020

Date of reporting period:	February 29, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

                        April 29, 2020
To Our Shareholders:

We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the fiscal year ended February 29, 2020.

The net asset value per share (“NAV”) of the Fund decreased by 6.7% and the closing market price of the Fund (on the New York Stock Exchange) decreased by 2.6% after giving effect to the reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions for the fiscal year ended February 29, 2020. The closing market price of the Fund on February 29, 2020 was $8.03, representing a discount of 9.3% to the NAV of $8.85. The net assets of the Fund totaled $250,887,390 on February 29, 2020.

The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (“Benchmark”), decreased by 7.5% in United States (“U.S.”) dollar terms. During the fiscal year ended February 29, 2020, the Fund outperformed the Benchmark by 0.8% on a NAV basis. The Tokyo Price Index (the “TOPIX”), a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), decreased by 3.2% and the Nikkei Stock Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, increased by 1.9% in U.S. dollar terms for the year ended February 29, 2020. The Japanese yen (“Yen”) appreciated by 3.0% against the U.S. dollar during the fiscal year ended February 29, 2020.

For the quarter ended February 29, 2020, the Benchmark decreased by 15.0%, the TOPIX decreased by 10.0%, and the Nikkei decreased by 8.1% in U.S. dollar terms. The NAV of the Fund decreased by 11.4% and outperformed the Benchmark by 3.6%. The Fund’s share price decreased by 6.6% during the quarter. The Yen appreciated by 1.2% against the U.S. dollar during the quarter.

Investment Strategy

The Fund invests in undervalued stocks that offer fundamental strength and potential for improvement. The Fund performs extensive fundamental research to identify stocks that can create shareholder value. The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, stocks with superior shareholder distribution policies, and stocks that offer good growth prospects. In the Japanese small cap equity market, valuation anomalies do exist and can be exploited through active management. There are a number of factors that the Fund considers when selling an investment including a stock which appears fully valued, unexpected deterioration in earnings or a substantial loss that impairs the company’s net assets, and a stock’s diminishing potential given declining competitiveness due to a change of business environment or failure of business strategy.

Performance

In terms of the sector allocation strategy during fiscal year ended February 29, 2020, an overweight position in the Chemicals sector and an underweight position in the Services sector generated the largest positive contributions. Sector returns were eroded by an overweight position in the Iron and Steel sector and an underweight position in the Electric Appliances sector.

Relative performance was positively impacted by Saizeriya Co., Ltd. in the Retail Trade sector, Ryoden Corporation in the Wholesale Trade sector, and Okinawa Cellular Telephone Company in the Information and Communication sector. Conversely, relative performance was negatively impacted by SIIX Corporation in the Wholesale Trade sector, Osaka Steel Co., Ltd. in the Iron and Steel sector, and H.I.S. Co., Ltd. in the Services sector.

Market Review

The Benchmark decreased by 10.3% and underperformed the TOPIX index, which decreased by 6.0% in local currency terms, for the fiscal year ended February 29, 2020. The Japanese equity market declined in response to a rapid reassessment of near-term corporate earnings prospects triggered by reports of an increasing number of cases of Coronavirus (COVID-19) infections worldwide, including in Japan. While the Coronavirus spread has undermined market sentiment, the impact has been even more damaging for Japanese small-cap equities, which tend to have lower liquidity.

The Japanese stock market has remained generally flat from March 2019. During a ten day holiday period from April 27 to May 6, 2019 for the succession of Japan’s new Emperor, market sentiment was undermined by announcements from U.S. President Trump threatening further tariff hikes on imports from both China and Mexico. Meanwhile, earnings forecasts for the fiscal year ended March 31, 2020 issued by Japanese companies from late April to the middle of May 2019 were generally conservative.

The Japanese stock market rebounded at the beginning of June 2019 after Federal Reserve Chairman Jerome Powell alluded to a potential interest rate cut and the Trump administration decided not to impose new tariffs on imports from Mexico. Stock prices in Japan declined again in early August 2019 after President Trump announced another round of hikes in U.S. tariffs on Chinese goods, raising new concerns about the global economic outlook.

The Japanese stock market rallied strongly from September to the end of 2019, despite underlying concerns such as the U.S. and China trade dispute and Brexit. Accommodative monetary policies by the major central banks were expected to support a continuing recovery in global economic conditions that would enable market participants to look beyond the current weakness. Foreign exchange rate volatility has declined which has also helped to establish more stable business conditions for the corporate sector.  International investors turned net buyers of Japanese stocks from October and continued to increase their positions to the end of 2019.

Following the strong rally in the second half of 2019, the Japanese equity market experienced a sharp sell-off in January and extended downturn in February 2020. Uncertainty about near-term economic prospects was heightened by the potential impact from the outbreak of the Coronavirus in China. Japan’s real domestic product growth rate for the period from October to December 2019 declined to -6.8% quarter over quarter annualized, significantly under the -3.8% consensus estimate. There was a rapid reassessment of near-term corporate earnings prospects triggered by reports of an increasing number of cases of Coronavirus infections worldwide, including in Japan, a cyclical recession, and additional pressure from the consumption tax hike.

Outlook and Future Strategy

Fears of a major global recession are materializing as strict restrictions on daily travel and economic activity, and in some cases lock-down measures, are imposed across large parts of the developed world to limit the spread of COVID-19. The magnitude of the economic losses will be impossible to assess precisely while it remains unclear how long the containment measures will remain in place. Central banks and governments have announced monetary and fiscal stimulus policies on an unprecedented scale, partly aimed at mitigating the risk of a credit crunch and other serious damage to the economy. Japan is expected to record a second successive decline in gross domestic product, and a steep fall in growth for the first half of the year will be inevitable due to the severe damage across most of the service sector, but especially the tourism, hospitality and transportation related industries. Manufacturers will also be severely hit, except in industries that benefit from special procurement needs such as medical care and telecommuting.

Neighboring China has recently undergone an economic recovery with more than 90% of large-scale industrial firms have officially resumed business and the operating rate of major enterprise factories has begun to increase as the official figures suggest the coronavirus outbreak has been almost contained. Local governments in China have begun to implement measures to stimulate consumer spending, such as incentives for automobile purchases and coupons that can be used in local restaurants and shops. China however remains in a precarious position given the inevitable impact on exports caused by the global economic slowdown. Nevertheless, China’s Purchasing Managers’ Index rose to 52.0 in March from a record-low 35.7 in February. China also offers a case study showing how other major economies, including Japan, could follow a similar trajectory once the coronavirus pandemic has been contained.

Earnings forecasts for Japanese companies for this fiscal year have not yet been revised downward sufficiently. Profit forecasts are likely to fluctuate widely and are now heavily dependent on the duration of the containment measures. It is likely to see substantial negative earnings growth figures reported for this fiscal year. In that sense, it would not be appropriate to measure the market valuation based on earnings at this stage. Nonetheless, we can also demonstrate that valuations of the Japanese stock market have adjusted considerably over the past three months, as the price-to-book ratio of the Russell Nomura Small Cap Index has now dipped to less than 0.9, which is close to the 0.7 level recorded at the bottom of the global financial crisis in 2008. At this point, most companies still have abundant equity to endure difficult times, and should not expect major losses to erode capital levels significantly. Therefore, as the rate of new coronavirus infections declines and restrictions and lock-down measures are lifted, this under-valuation is likely to be corrected in the long run.

The Fund appreciates your continuing support.

Sincerely,

Yuichi Nomoto
President

DISCLOSURES

Sources: Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results. There is a risk of loss.

The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. This material should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. An index cannot be directly invested into.

Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws. The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

The Russell/Nomura Small Cap™ Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market™ Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market™ Index. As of February 29, 2020, there are 1,248 securities in the Russell/Nomura Small Cap™ Index.

CHANGE IN AUDITORS

The Fund was advised on February 24, 2020 by RSM US LLP (“RSM”), its independent public accounting firm, that RSM is not independent under the Securities and Exchange Commission’s independence rules as it pertains to the Fund due to a discovery of certain non-attest services performed by a foreign affiliated firm. RSM subsequently resigned on February 27, 2020.

The resignation of RSM was not the result of any disagreement with management. During the fiscal years ended February 28, 2019 and February 28, 2018, RSM’s audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and RSM on accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of RSM, would have caused it to make reference to the disagreements in connection with their reports.

On March 30, 2020, the Audit Committee of the Fund and the Board of Directors of the Fund approved the selection of Ernst & Young LLP as the independent registered public accounting firm to audit the Fund’s financial statements for its fiscal year ended February 29, 2020.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s web site at http://www.sec.gov.

Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov.

FUND CERTIFICATIONS

In December 2019, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12 (a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

SHARE REPURCHASES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is http://funds.nomura-asset.com/japan-smaller-capitalization.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS—FEBRUARY 29, 2020 (Unaudited)

KEY STATISTICS

Net Assets	$250,887,390
Net Asset Value per Share	$8.85
Market Price	$8.03
Percentage Change in Net Asset Value per Share*+	(6.7%)
Percentage Change in Market Price*+	(2.6%)

MARKET INDICES

Percentage change in market indices:*
	YEN	U.S. $
Russell/Nomura Small Cap™ Index	(10.3%)	(7.5%)
Tokyo Price Index	(6.0%)	(3.2%)
Nikkei Stock Average Index	(1.1%)	1.9%

*From March 1, 2019 through February 29, 2020.

+Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.

INDUSTRY DIVERSIFICATION

	% of Net Assets		% of Net Assets
Retail Trade	15.3	Transportation Equipment	3.3
Chemicals	13.7	Transportation and Warehousing	3.0
Wholesale Trade	11.1	Utilities	2.9
Machinery	5.8	Electric Appliances	2.8
Iron and Steel	5.7	Other Products	2.7
Banks	5.3	Food	2.5
Services	5.2	Financing Business	2.2
Information and Communication	5.1	Real Estate	2.1
Metal Products	4.9	Textiles and Apparel	1.8
Construction	3.3	Precision Instruments	0.8

TEN LARGEST EQUITY HOLDINGS

Security	% of Net Assets
Ryoden Corporation	4.1
Okinawa Cellular Telephone Company	3.6
Amiyaki Tei Co., Ltd.	3.4
Osaka Steel Co., Ltd.	3.1
SIIX Corporation	2.8
Nichirei Corporation	2.5
Hi-Lex Corporation	2.5
The Okinawa Electric Power Company, Incorporated	2.3
Sakata Inx Corporation	2.1
Fujikura Kasei Co., Ltd.	2.0

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Japan Smaller Capitalization Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Japan Smaller Capitalization Fund, Inc. (the “Fund”), including the schedule of investments, as of February 29, 2020, and the related statement of operations, statement of changes in net assets, the financial highlights in the year then ended and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 29, 2020, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended February 28, 2019, and the financial highlights for each of the years in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated April 26, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting.  As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian or by other appropriate auditing procedures where replies from others were not received.  Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Nomura investment companies since 2020.

New York, New York
April 29, 2020

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*

FEBRUARY 29, 2020

	Shares	Cost	Fair Value	% of Net Assets
JAPANESE EQUITY SECURITIES
Banks
Fukuoka Financial Group, Inc. General banking services	78,100	$1,767,670	$1,187,701	0.5
The Akita Bank, Ltd. General banking services	197,100	4,898,881	3,057,552	1.2
The Bank of Okinawa, Ltd. General banking services	76,800	2,848,983	2,152,574	0.9
The Keiyo Bank, Ltd. General banking services	482,500	3,553,989	2,271,796	0.9
The Musashino Bank, Ltd. General banking services	119,400	3,037,007	1,645,678	0.6
The Taiko Bank, Ltd. General banking services	130,500	2,448,007	1,715,374	0.7
The Yamanashi Chuo Bank, Ltd.	164,000	2,646,818	1,240,942	0.5
General banking services
Total Banks		21,201,355	13,271,617	5.3

Chemicals
Adeka Corporation Manufactures chemical and food products	328,500	4,954,538	4,324,088	1.7
C. Uyemura & Co., Ltd. Plating chemicals	50,100	2,461,188	3,137,477	1.3
Fujikura Kasei Co., Ltd. Specialty coating materials and fine chemicals	1,143,000	6,095,347	4,937,616	2.0
Koatsu Gas Kogyo Co., Ltd. High-pressured gases and chemicals	565,600	3,706,122	3,463,551	1.4
Sakata Inx Corporation Manufactures printing ink	613,500	7,439,384	5,357,236	2.1
Sekisui Jushi Corporation Manufactures plastics and other resin materials	134,200	2,602,879	2,634,220	1.0
Shikoku Chemicals Corporation Manufactures chemical products	152,600	1,699,404	1,528,753	0.6
Shin-Etsu Polymer Co., Ltd. Manufactures electronic devices, precision moldings, and dwelling materials	53,300	371,721	416,618	0.2
Soken Chemical & Engineering Co., Ltd. Manufactures chemical products	49,700	587,354	529,159	0.2
Tenma Corporation Manufactures synthetic resin products	155,800	3,039,008	2,336,171	0.9
T&K Toka Co., Ltd. Manufactures specialized inks for printing applications	347,800	3,301,087	2,625,270	1.0
Yushiro Chemical Industry Co., Ltd.	286,700	3,871,611	3,195,722	1.3
Manufactures metalworking fluids
Total Chemicals		40,129,643	34,485,881	13.7

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*-(Continued)

FEBRUARY 29, 2020

	Shares	Cost	Fair Value	% of Net Assets
Construction
Toenec Corporation Construction of comprehensive building facilities	82,300	$2,214,255	$2,493,248	1.0
Totetsu Kogyo Co., Ltd. Operates construction-related businesses	117,800	3,266,765	3,022,776	1.2
Yondenko Corporation Construction of electrical distribution systems	54,800	1,197,033	1,203,922	0.5
Yurtec Corporation	316,100	2,340,730	1,657,913	0.6
Engineering company
Total Construction		9,018,783	8,377,859	3.3

Electric Appliances
AOI Electronics Co., Ltd. Manufactured electronic components	10,600	239,112	202,382	0.1
Koito Manufacturing Co., Ltd. Manufactures lighting equipment	37,500	2,175,621	1,477,730	0.6
Mabuchi Motor Co., Ltd. Manufactures small motors	119,500	5,319,131	4,139,748	1.6
Maxell Holdings, Ltd. Manufactures media devices, batteries and electrical appliances	62,200	1,061,879	741,647	0.3
Shindengen Electric Manufacturing Co., Ltd.	5,800	192,637	161,223	0.1
Manufactures semiconductor products, electrical components, and power supplies
Shinko Electric Industries Co., Ltd.	34,300	277,055	376,616	0.1
Manufactures semiconductor packages
Total Electric Appliances		9,265,435	7,099,346	2.8

Financing Business
Hitachi Capital Corporation General financial services	104,900	2,443,024	2,680,115	1.1
Ricoh Leasing Company, Ltd. Leasing and financial services	73,200	2,441,583	2,515,499	1.0
Tokai Tokyo Financial Holdings, Inc.	101,200	392,082	265,860	0.1
Investment and financial services
Total Financing Business		5,276,689	5,461,474	2.2

Food
Nichirei Corporation	247,500	5,756,398	6,302,831	2.5
Produces frozen foods and provides cold storage warehousing
Total Food		5,756,398	6,302,831	2.5

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*-(Continued)

FEBRUARY 29, 2020

	Shares	Cost	Fair Value	% of Net Assets
Information and Communication
NS Solutions Corporation System consulting services and software development	39,600	$1,113,408	$1,096,001	0.4
OBIC Co., Ltd. Computer system integration	12,500	1,059,763	1,536,700	0.6
Okinawa Cellular Telephone Company Telecommunications	249,500	7,817,985	8,989,432	3.6
Otsuka Corporation	30,000	1,110,405	1,280,699	0.5
Computer information system developer
Total Information and Communication		11,101,561	12,902,832	5.1

Iron And Steel
Chubu Steel Plate Co., Ltd. Manufactures steel-related products	117,200	727,787	731,789	0.3
Mory Industries Inc. Manufactures steel tubing products	51,500	954,419	1,055,677	0.4
Nichia Steel Works, Ltd. Manufactures steel-related products	1,825,400	5,155,036	4,575,953	1.8
Osaka Steel Co., Ltd. Manufactures steel-related products	598,400	10,631,768	7,788,250	3.1
Sanyo Special Steel Co., Ltd.	24,300	329,651	264,118	0.1
Steel, special material, and forging business
Total Iron and Steel		17,798,661	14,415,787	5.7

Machinery
Hisaka Works, Ltd. Manufactures heat exchangers and other machinery	112,200	994,296	831,343	0.3
Miura Co., Ltd. Manufactures boilers and related products	46,900	1,218,286	1,531,446	0.6
Nippon Pillar Packing Co., Ltd. Manufactures mechanical seals	131,200	1,514,189	1,541,316	0.6
Nitto Kohki Co., Ltd. Manufactures machine tools and motor pumps	187,400	4,119,690	3,558,875	1.4
Oiles Corporation Manufactures bearing equipment	306,880	5,395,825	4,025,307	1.6
Shibuya Corporation Packing plant business	14,300	404,593	346,174	0.1
Star Micronics Co., Ltd. Manufactures machinery, electronic components, and precision parts	56,600	740,100	635,084	0.3
Takeuchi Mfg. Co., Ltd. Manufactures construction machinery	30,000	522,187	459,276	0.2
Toshiba Machine Co., Ltd. Manufactures industrial machinery and equipment	43,000	802,971	1,179,363	0.5
Yamashin-Filter Corporation	72,800	310,243	455,231	0.2
Manufactures filters
Total Machinery		16,022,380	14,563,415	5.8

Metal Products
Dainichi Co., Ltd. Manufactures oil heating equipment	206,100	1,435,596	1,138,168	0.5
Maruzen Co., Ltd. Manufactures and sells machinery	10,000	191,461	181,490	0.1
Neturen Co., Ltd. Manufactures steel bars and induction heating equipment	575,600	4,588,494	3,625,953	1.4
Piolax, Inc. Manufactures automobile-related products	173,300	3,387,771	2,486,363	1.0
Rinnai Corporation Manufactures heating appliances and components	69,100	5,604,127	4,710,855	1.9
Shinpo Co., Ltd.	2,300	18,935	29,871	0.0
Manufactures smokeless roasters
Total Metal Products		15,226,384	12,172,700	4.9

Other Products
Fuji Seal International, Inc. Packaging-related materials and machinery	13,300	410,894	236,338	0.1
Komatsu Wall Industry Co., Ltd. Manufactures various partitions	28,200	508,902	492,499	0.2
Nishikawa Rubber Co., Ltd. Manufactures rubber automobile parts	207,600	3,398,576	3,208,914	1.3
Pigeon Corporation Manufactures baby care products	9,800	418,705	331,789	0.1
The Pack Corporation	77,400	2,455,882	2,516,637	1.0
Manufactures paper and chemical products
Total Other Products		7,192,959	6,786,177	2.7

Precision Instrument
Nakanishi Inc.	126,800	2,014,794	1,908,363	0.8
Manufactures dental instruments
Total Precision Instruments		2,014,794	1,908,363	0.8

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*-(Continued)

FEBRUARY 29, 2020

Shares	Cost	Fair Value	% of Net Assets

Real Estate
Avantia Co., Ltd. Designs and constructs housing	383,600	$3,628,825	$2,718,076	1.1
Daibiru Corporation Real estate leasing and building management	122,700	1,256,651	1,365,414	0.5
Starts Corporation Inc.	57,100	1,365,786	1,174,695	0.5
Construction, leasing and management of real estate
Total Real Estate		6,251,262	5,258,185	2.1

Retail Trade
ABC-Mart, Inc.	26,300	1,617,326	1,498,617	0.6
Retail sales of shoes
AIN Holdings Inc.	1,300	74,598	75,038	0.0
Operates pharmacies and drug store chains
Amiyaki Tei Co., Ltd.	299,800	10,829,811	8,486,083	3.4
Operates barbecue restaurant chains
Cosmos Pharmaceutical Corporation	7,800	1,565,851	1,690,523	0.7
Operates drug store chains
Create SD Holdings Co., Ltd.	77,800	1,975,598	1,758,875	0.7
Operates pharmacies and drug store chains
Daikokutenbussan Co., Ltd.	161,900	7,467,169	4,560,247	1.8
Operates supermarkets
Hiday Hidaka Corp.	26	506	392	0.0
Operates restaurant chains
Izumi Co., Ltd.	99,400	4,530,345	2,724,409	1.1
Operates shopping centers, real estate and credit card services
JM Holdings Co., Ltd.	157,700	2,781,704	3,095,503	1.2
Supermarket business and operation of eating-out stores
Kusuri No Aoki Holdings Co., Ltd.	46,600	2,898,751	2,845,012	1.1
Operates drug stores
NAFCO Co., Ltd.	48,300	771,843	562,506	0.2
Operates a chain of home and furniture retail outlets
Pan Pacific International Holdings Corporation	73,500	962,663	1,215,651	0.5
Operates discount stores
San-A Co., Ltd.	86,200	3,858,765	3,121,715	1.3
Retail sales of home goods
Seria Co., Ltd.	183,800	6,288,440	4,910,174	2.0
Discount retail sales
Sundrug Co., Ltd.	24,800	978,838	774,247	0.3
Operates pharmacies and drug store chains
Yossix Co., Ltd.	55,500	1,203,521	1,110,975	0.4
Operates restaurant chains
Total Retail Trade		47,805,729	38,429,967	15.3

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*-(Continued)

FEBRUARY 29, 2020

	Shares	Cost	Fair Value	% of Net Assets
Services
EPS Holdings, Inc.	94,100	$1,391,365	$979,256	0.4
Performs contract medical research services
H.I.S. Co., Ltd.	75,600	2,447,787	1,489,552	0.6
Travel business
Kanamoto Co., Ltd.	56,200	1,494,027	1,241,957	0.5
Construction related business
Nihon M&A Center Inc.	45,500	1,078,499	1,380,510	0.6
Provides merger and acquisition brokerage services
Nippon Air Conditioning Services Co., Ltd.	356,900	2,293,168	2,274,678	0.9
Provides maintenance and management of building facilities
Nishio Rent All Co., Ltd..	102,100	2,932,898	2,506,576	1.0
Leasing of construction and facility work equipment
Sprix, Ltd.	76,900	1,158,127	591,839	0.2
Educational service business
Step Co., Ltd.	158,000	1,707,890	2,075,390	0.8
Operates preparatory schools
Tear Corporation	83,900	591,990	412,884	0.2
Funeral business
Total Services		15,095,751	12,952,642	5.2

Textiles and Apparel
Seiren Co., Ltd.	351,000	5,309,520	4,506,619	1.8
Manufactures synthetic fibers and textile products
Total Textiles and Apparel		5,309,520	4,506,619	1.8

Transportation and Warehousing
Alps Logistics Co., Ltd.	283,800	1,683,714	1,926,916	0.8
General logistics services
Japan Transcity Corporation	130,600	549,541	519,476	0.2
General logistics services
Meiko Trans Co., Ltd.	345,700	3,471,083	3,517,599	1.4
Marine logistics services
SG Holdings Co., Ltd.	65,900	1,434,760	1,297,213	0.5
Delivery, logistics, real estate, and other business
Trancom Co., Ltd.	3,800	233,801	241,839	0.1
General logistics services
Total Transportation and Warehousing		7,372,899	7,503,043	3.0

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*-(Continued)

FEBRUARY 29, 2020

	Shares	Cost	Fair Value	% of Net Assets
Transportation Equipment
Hi-Lex Corporation	414,800	$8,197,076	$6,269,675	2.5
Manufacture control cables
Morita Holdings Corporation	64,600	1,131,599	1,006,303	0.4
Operates five business transportation segments
Nichirin Co., Ltd.	27,700	401,657	409,203	0.2
Manufactures hoses for automobiles
Nippon Seiki Co., Ltd.	6,500	116,106	85,681	0.0
Manufactures transportation equipment parts
Tokai Rika Co., Ltd.	26,900	531,202	404,850	0.2
Manufactures automobile parts
Total Transportation Equipment		10,377,640	8,175,712	3.3

Utilities
Keiyo Gas Co., Ltd.	50,900	1,275,614	1,408,749	0.6
Produces gas and energy products
The Okinawa Electric Power Company, Incorporated	336,177	5,297,028	5,768,543	2.3
Produces thermal energy products
Total Utilities		6,572,642	7,177,292	2.9

Wholesale Trade
Ai Holdings Corporation	31,700	789,192	447,181	0.2
Information and security equipment
Elematec Corporation	18,500	154,924	157,440	0.1
Electric materials, components, and mechanical parts
Kanaden Corporation	242,100	2,488,410	2,631,400	1.1
Factory automation business
Kohsoku Corporation	340,500	3,260,958	3,310,351	1.3
Food and industrial packaging materials
Matsuda Sangyo Co., Ltd.	118,300	1,580,671	1,544,066	0.6
Precious metals, electronic materials, and food
Paltac Corporation	25,300	1,246,077	1,069,525	0.4
Cosmetics and daily necessities
Ryoden Corporation	748,200	10,654,383	10,381,573	4.1
Purchases electronic and electrical devices
SIIX Corporation	636,500	10,288,001	7,118,343	2.8
Parts procurement, logistics, and manufacturing of electronics
Sugimoto & Co., Ltd.	78,600	1,253,361	1,238,202	0.5
Machine tools and measuring instruments
Total Wholesale Trade		31,715,977	27,898,081	11.1
TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES		$290,506,462	$249,649,823	99.5

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*-(Continued)

FEBRUARY 29, 2020

	Cost	Fair Value	% of Net Assets
FOREIGN CURRENCY
Japanese Yen
Interest bearing account	$959,257	$974,666	0.4
TOTAL FOREIGN CURRENCY	959,257	974,666	0.4
TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES AND FOREIGN CURRENCY	$291,465,719	$250,624,489	99.9
OTHER ASSETS LESS LIABILITIES, NET		262,901	0.1
NET ASSETS		$250,887,390	100.0

*The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.

Equity securities and foreign currency holdings were translated at the following exchange rate as of February 29, 2020.

Japanese Yen ¥ 108.105 = United States Dollar $1.00

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 29, 2020

ASSETS:
Investments in Japanese equity securities, at fair value (cost—$290,506,462)	$249,649,823
Foreign currency, at fair value (cost—$959,257)	974,666
Receivable for investments sold	69,266
Receivable for dividends	505,776
Prepaid expenses	38,706
Cash	52,127
Total Assets	251,290,364

LIABILITIES:
Payable for investments purchased	68,076
Accrued management fee	200,596
Accrued audit and tax fees	69,411
Accrued legal fees	20,149
Accrued directors’ fees and expenses	8,023
Other accrued expenses	36,719
Total Liabilities	402,974

NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Total distributable loss	(38,001,216)
Net Assets	$250,887,390
Net asset value per share	$8.85

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2020

INCOME:
Dividend income (net of $727,211 withholding taxes)	$6,544,883
Interest income	8,251
Total Income	$6,553,134

EXPENSES:
Management fee	2,586,111
Custodian fee	232,533
Directors’ fees and expenses	218,125
Legal fees	204,002
Other expenses	200,922
Total Expenses	3,441,693
INVESTMENT INCOME—NET	3,111,441

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investment	10,898,938
Net realized gain on foreign currency transactions	54,590
Net realized gain on investments and foreign currency transactions	10,953,528
Net change in unrealized depreciation on investments	(39,549,755)
Net change in unrealized appreciation on foreign currency transactions and translation	9,304,342
Net realized and unrealized loss on investments and foreign currency transactions and translation	(19,291,885)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,180,444)

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended February 29, 2020	For the Year Ended February 28, 2019

FROM OPERATIONS:
Net investment income	$3,111,441	$2,351,794
Net realized gain on investments	10,898,938	31,611,746
Net realized gain (loss) on foreign currency transactions	54,590	(52,051)
Net change in unrealized depreciation on investments	(39,549,755)	(81,444,013)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation	9,304,342	(13,006,353)
Net decrease in net assets resulting from operations	(16,180,444)	(60,538,877)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(21,040,749)	(48,439,623)
Decrease in net assets derived from distributions to shareholders	(21,040,749)	(48,439,623)

NET ASSETS:
Beginning of year	288,108,583	397,087,083
End of year	$250,887,390	$288,108,583

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed‑end management investment company.  The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990.  The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.

The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars.  The Fund is an investment company that follows the accounting and reporting guidance in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies.  The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a) Valuation of Securities—Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price.  Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price.  Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions— Transactions denominated in Japanese yen (“Yen”) are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction.  Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rates and fair values on February 29, 2020.  The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at February 29, 2020.  Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities.  Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income and Distributions to Shareholders—Security transactions are accounted for on the trade date.  Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis.  Realized gains and losses on the sale of investments are calculated on the first in, first out basis.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—”temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions.  It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.  It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable).  Collateral is provided in the form of cash, which would be invested in certain money market funds.  The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program.  The Fund may resume its participation in the future.  During the fiscal year ended February 29, 2020, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Income Taxes—A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue.  The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 - Limitation on Benefits Article.  There is no withholding tax on realized gains.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements.  The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations.  During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

(e)  Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(f)  Concentration of Risk—A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers.  Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(g)  Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

2.  Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement.  Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as Investment Adviser to the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million.  Under the management agreement, the Fund incurred fees to the Manager of $2,586,111 for the fiscal year ended February 29, 2020.  Under the investment advisory agreement, NAM earned investment advisory fees of $1,149,405 from the Manager, not the Fund, for the fiscal year ended February 29, 2020.  At February 29, 2020, the management fee payable to the Manager by the Fund was $200,596.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the year ended February 29, 2020.  The Fund pays each Director not affiliated with the Manager an annual fee of $30,000.  In addition, the Fund pays each Director not affiliated with the Manager $3,000 per meeting attended, $2,000 per telephone meeting attended, and Director expenses related to attendance at meetings.  The Chairman of the Board, presently Rodney A. Buck, is paid an additional annual fee of $8,000.  The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $4,000.  Such fees and expenses for unaffiliated Directors aggregated $218,125 for the fiscal year ended February 29, 2020.

3.  Purchases and Sales of Investments

Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the fiscal year ended February 29, 2020 were $84,300,151 and $102,490,166, respectively.

4.  Federal Income Tax

As of February 29, 2020, net unrealized depreciation on investments, exclusive of foreign currency, for federal income tax purposes was $43,270,855, of which $11,882,276 related to appreciated securities and $55,153,131 related to depreciated securities.  The cost of investments, exclusive of foreign currency of $959,257, at February 29, 2020 for federal income tax purposes was $292,920,678.

At February 29, 2020, the components of accumulated earnings on a tax basis consisted of unrealized depreciation on investments and foreign currency transactions of $43,248,501, late year loss deferral of $870,027, undistributed long-term capital gains of $6,117,312, and undistributed ordinary income of $0.  The differences between book basis and tax basis for unrealized appreciation on investments and foreign currency transactions are attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Fund paid an ordinary income distribution of $11,225,889, which represents $0.3962 per share and a long-term capital gains distributions of $9,814,860, which represents $0.3464 per share to shareholders of record as of December 18, 2019.  The distribution was paid on December 27, 2019.

The Fund paid an ordinary income distribution of $8,647,504, which represents $0.3052 per share and a long-term capital gains distributions of $39,792,119, which represents $1.4044 per share to shareholders of record as of December 17, 2018.  The distribution was paid on December 27, 2018.

5.  Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  U.S. GAAP also establishes a frame work for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.

• Level 1—quoted prices in active markets for identical investments

• Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At February 29, 2020, all of the Fund’s investments were determined to be Level 1 securities.

During the fiscal year ended February 29, 2020, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

6.  Subsequent Events

The Fund has evaluated subsequent events through April 29, 2020, the date as of which the financial statements are available to be issued.

The post year-end coronavirus outbreak is impacting the global economy and the market environment.  The final impact of the coronavirus outbreak is hard to predict.  Going forward, any such impact could adversely affect the fund’s performance.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

For a share of common stock outstanding throughout each year:

	For the Year Ended
	February 29,	February 28,			February 29,
	2020	2019	2018	2017	2016
Net asset value, beginning of year:	$10.17	$14.01	$12.09	$10.50	$10.98

Investment Operations:
Net investment income (1)	0.11	0.09	0.09	0.12	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.69)	(2.22)	3.71	2.41	0.34
Total from investment operations	(0.58)	(2.13)	3.80	2.53	0.40

Less Distributions:
Distributions from ordinary income	(0.27)	(0.09)	(0.55)	(0.35)	(0.17)
Distributions from capital gains	(0.47)	(1.62)	(1.33)	(0.59)	(0.71)
Total from distributions	(0.74)	(1.71)	(1.88)	(0.94)	(0.88)

Net asset value, end of year	$8.85	$10.17	$14.01	$12.09	$10.50

Market value, end of year	$8.03	$8.92	$12.48	$10.60	$8.98
Total investment return (2)	(2.6%)	(13.8%)	36.0%	24.9%	0.7%

Ratio/Supplemental Data:
Net assets, end of year (000)	$250,887	$288,109	$397,087	$342,513	$297,550
Ratio of expenses to average net assets	1.21%	1.13%	1.05%	1.09%	1.11%
Ratio of net income to average net assets	1.09%	0.67%	0.66%	0.99%	0.50%
Portfolio turnover rate	30%	24%	50%	20%	24%

(1)	Based on average shares outstanding.
(2)
Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long- term capital gain distributions, and capital share transactions.  Total return does not reflect sales commissions.

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2019 Annual Meeting of the Shareholders of the Fund was held at the offices of NAM‑U.S.A. at Worldwide Plaza, 309 West 49th Street, New York, New York on November 26, 2019.  The purpose of the meeting was (1) to elect two Directors to serve for a term to expire in 2020 (2) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

At the meeting, E. Han Kim and Marcia L. MacHarg were re-elected to serve as Directors of the Fund for a term expiring in 2020 and until their successors are duly elected and qualify.  The results of the voting at the Annual Meeting were as follows:

1.  To elect two Directors:

	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	% of Outstanding Shares	Shares Abstained	Broker Non-Vote
E. Han Kim	20,978,627	74.04%	1,890,123	6.67%	-	-
Marcia L. MacHarg	20,971,598	74.02%	1,897,152	6.70%	-	-

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

INDEPENDENT DIRECTORS

Name, Age, Position(s) Held with the Fund, Length of Service, Other Directorships Held by Director, Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

Rodney A. Buck (72) Director and Chairman of the Board Director since: 2006 Chairman of the Board since: 2010 Director of one fund in the Fund Complex	Owner, Buck Capital Management (private investment management firm) since 2005; Chairman of the Dartmouth-Hitchcock Health Care Investment Committee since 2011.

E. Han Kim (73) Director Director since: 2010 Director of one fund in the Fund Complex
Everett E. Berg Professor of Business Administration at Ross Business School, University of Michigan since 1980; Director of Mitsui Financial Research Center from 1990‑2020; Advisor to CEO of Taubman Asia from 2009-2016.

David B. Chemidlin (63) Director and Chairman of the Audit Committee Director since: 2006 Director of one fund in the Fund Complex	Owner and President of AbidesWorks LLC (accounting and business support services) since 2016; Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995-2016.

Marcia L. MacHarg (71) Director Director since: 2013 Director of one fund in the Fund Complex
Partner, Debevoise & Plimpton LLP from 1987-2012; Of Counsel, Debevoise & Plimpton LLP since 2013; Trustee, Board of Trustees of Smith College since 2014 and Chair of the Audit Committee of the Board of Trustees since 2016; Member of the Executive Committee of the Friends of Smith College Libraries from 2013-2015; Trustee and Chair of the Audit committee of the American University in Bulgaria from May 2019 to April 2020.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

INTERESTED DIRECTORS

Name, Age, Position(s) Held with the Fund, Length of Service, Other Directorships Held by Director, Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

Yuichi Nomoto (47)* President and Director Since: April 1, 2019 Director of one fund in the Fund complex
President and Chief Executive Officer of NAM-U.S.A and President of Nomura Global Alpha LLC (“NGA”) since April 1, 2019; Managing Director of NAM-U.S.A since April 2018; Head of Client Services and Marketing of NAM-U.S.A since 2016; Executive Director of NAM-U.S.A from 2016 to 2018; Senior Manager and Head of the Marketing Planning Team, NISA Project Team in Retail Client Strategy, and Head of Investment Trust Marketing of NAM from 2010 to 2016.

Yutaka Itabashi (54)* President and Director From 2013 to March 31, 2019 Director of one fund in the Fund Complex
Senior Managing Director of NAM since 2015; President and Chief Executive Officer of NAM-U.S.A and President of NGA from 2013 to March 31, 2019; Managing Director of NAM from 2012-2013; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. (“NFRT”) from 2009‑2012.

*	Mr. Nomoto and Mr. Itabashi are “interested persons” of the Fund based on their positions with NAM-U.S.A. and NAM and as defined in the Investment Company Act.

Committees and Directors’ Meetings.  The Board of Directors has a standing Audit Committee, a standing Nominating Committee, and a standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards.  Currently, Rodney A. Buck, David B. Chemidlin, E. Han Kim and Marcia L. MacHarg are members of these Committees.  The Fund has no standing Compensation Committee.

During the fiscal year ended February 29, 2020, the Board of Directors (or the Independent Directors of the Fund meeting as a group) held six meetings, the Audit Committee held three meetings and the Nominating Committee held one meeting.  The Governance and Compliance Committee met as part of each quarterly meeting of the Board of Directors.  Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which they served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which they served.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

OFFICERS OF THE FUND

Name, Address*, Age, Position(s) Held with the Fund, Term of Office ** and Length of Service	Principal Occupation(s) During Past 5 Years:

Yuichi Nomoto (47) President and Director Since: April 1, 2019 Director of one fund in the Fund complex
President and Chief Executive Officer of NAM-U.S.A and President of NGA since April 1, 2019; Managing Director of NAM‑U.S.A since April 2018; Head of Client Services and Marketing of NAM-U.S.A since 2016; Executive Director of NAM-U.S.A from 2016 to 2018; Senior Manager and Head of the Marketing Planning Team, NISA Project Team in Retail Client Strategy, and Head of Investment Trust Marketing of NAM from 2010 to 2016.

Yutaka Itabashi (54) President and Director From 2013 to March 31, 2019 Director of one fund in the Fund Complex
Senior Managing Director of NAM since 2015; President and Chief Executive Officer of NAM-U.S.A and President of NGA from 2013 to March 31, 2019; Managing Director of NAM from 2012-2013; Senior Managing Director of NFRT from 2009-2012.

Zheng Liu (41) Vice President Vice President since: 2018
Chief Administrative Officer of NAM-U.S.A since 2018; Senior Manager of the Corporate Planning Department of NAM from 2012‑2018; Quantitative Analyst for Quantitative Research and Development Department of NAM from 2007-2012.

Maria R. Premole (57) Vice President Vice President since: 2013	Vice President of NAM-U.S.A since 2013; Associate of NAM-U.S.A from 2008-2013.

Neil A. Daniele (59) Secretary and Chief Compliance Officer Secretary since: 2002 Chief Compliance Officer since: 2005
Chief Compliance Officer of NAM-U.S.A since 2005 and Managing Director of NAM‑U.S.A since 2007; Chief Compliance Officer of NGA since 2008; Chief  Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. since 2009; Corporate Secretary of NAM-U.S.A and NGA since 2013.

Amy J. Robles (42) Treasurer Treasurer since: 2013 Assistant Treasurer from 2011 to 2013	Executive Director of NAM-U.S.A since 2015; Controller and Treasurer of NAM‑U.S.A and Treasurer of NGA since 2013; Vice President of NAM-U.S.A from 2009-2015.

Kelly S. Lee (37) Assistant Treasurer Assistant Treasurer since: 2015	Vice President of NAM-U.S.A since 2015; Fund Controller at JP Morgan Chase & Co. from 2014-2015; Financial Services Senior at Ernst & Young LLP from 2010-2014.

* The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019.
** Elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

JAPAN SMALLER CAPITALIZATION FUND, INC.

TAX INFORMATION (Unaudited)

             We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year ended February 29, 2020 as to the federal tax status of distributions received by shareholders during such fiscal year.  Accordingly, the Fund designates $727,211 as foreign tax credit with the associated foreign gross income of $7,272,094.

Shareholders should not use the above information to prepare their tax returns.  The information necessary to complete your income tax returns will be included with your Form 1099 DIV which was sent to you separately in January 2020.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (“NAV”).  Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the market price of the Fund’s shares.  The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in the shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount.  For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

In addition, on May 26, 2016, the Board of Directors approved a Discount Management Plan.  Under the plan, the Fund is authorized to make open-market share repurchases on the New York Stock Exchange.  Such repurchases may be made from time to time as authorized by the Board of Directors.

To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund.  The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund.  As a “country fund” emphasizing a smaller capitalization segment of the market, the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus.  The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent volatility of the financial markets in Japan supports their view.  Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives.  The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested directors (the “Independent Directors”).  The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year.  On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period.  The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).

The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on November 26, 2019.  In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on November 18, 2019, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of comparative small-cap funds, and performance of the Fund’s benchmark, (ii) the past three fiscal year financial highlights and expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, (iii) management fees charged by the Manager to comparable closed-end funds with Asia Equity strategies, (iv) the most current financial statements and profitability of the Manager and the Investment Adviser and (v) responses to questionnaires from the Manager and the Investment Adviser concerning the services they provide to the Fund and other matters.  The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards and factors to be taken into account in considering the renewal of investment management agreements, as set forth by the Supreme Court and other relevant court decisions) from their independent counsel in considering these matters and the continuance of the Agreements.

In considering the continuance of the Agreements at the meeting held on November 26, 2019, the Board, including the Independent Directors, did not identify any single factor as determinative.  Matters considered by the Directors in connection with their review of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements.  The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser.  These services included both investment advisory services and related services such as the compliance oversight provided by the Manager.  Based on its review of all of the services provided by the Manager and the Investment Adviser, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements (Continued)

Investment performance.  The Board considered performance information provided by the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year, five-year, and ten-year periods ended September 30, 2019.  The Manager provided information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other closed-end funds investing primarily in Asian securities.

In connection with their review of investment performance, the Independent Directors noted that, following a series of discussions with management in 2012 and 2013 that focused on the Fund’s performance, the Investment Adviser had installed a new management team as of July 1, 2013.  The Independent Directors recognized that, as contemplated at the time of the transition, the new portfolio managers had invested in a more diversified portfolio than the Fund had maintained in the past with an increased focus on value characteristics evidenced by financial measurements.  The Independent Directors also noted the Fund’s comparative performance since the transition and the Fund’s performance for the one-year, three-year and five-year periods ended September 30, 2019 amongst six funds (including the Fund) identified by the Manager as having similar investment objectives.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Fund.  The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration.  The Board considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective, including Japanese retail unit trusts.  The Board recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the Fund.

The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisers.  This presentation included information regarding methodologies used to allocate expenses in considering the profitability of the Agreements to the Manager and the Investment Adviser.  The Independent Directors reviewed this information with the Manager to understand expense allocation methodology utilized by the Investment Adviser.

After reviewing the information described above including investment performance and fee structures of comparative funds, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and the profitability of the Agreements to the Manager and the Investment Adviser supported the continuance of the Agreements.

Based on an evaluation of all factors deemed relevant, including the factors described above and taking into account information received throughout the preceding year, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through December 31, 2020.

DIVIDEND REINVESTMENT PLAN (Unaudited)

The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or long-term capital gain distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder.  If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to Computershare Trust Company, N.A., (the “Plan Agent”), P.O. Box 505000 Louisville, KY 40233.  Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund.  Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium.  If the market price of a share on the payable date of a dividend or distribution is at or  above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date.  If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan.  Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share.  If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares.  If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares.  There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares.  In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.  For the fiscal year ended February 29, 2020, the Fund issued no new shares for dividend reinvestment purposes.

JAPAN SMALLER CAPITALIZATION FUND, INC.

DIVIDEND REINVESTMENT PLAN (Continued) (Unaudited)

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan.  To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan.  Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.  Shareholders who are participating in the Plan may withdraw from the Plan at any time.

There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time.  Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration.  If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan.  Upon withdrawal from the Plan, the appropriate number of full shares will be reflected in the Fund records and a cash payment for any fractional shares will be issued.  The shareholder may also request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions.  A $2.50 fee plus $0.15 per share sold will be charged by the Plan Agent upon any cash withdrawal or termination.  An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash.  An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholders’ accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records.  Shares in the account of each Plan participant may be held by the Plan Agent in non‑certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends.  Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend.  There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.  All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Trust Company, at Computershare Trust Company, N.A. P.O. Box 505000 Louisville, KY 40233.

BOARD OF DIRECTORS Rodney A. Buck David B. Chemidlin Yuichi Nomoto since April 1, 2019 Yutaka Itabashi from 2013 to March 31, 2019 E. Han Kim Marcia L. MacHarg

OFFICERS
Yuichi Nomoto, President since April 1, 2019
Yutaka Itabashi, President from 2013 to March 31, 2019
Zheng Liu, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Robles, Treasurer
Kelly S. Lee, Assistant Treasurer

JAPAN
Smaller Capitalization
Fund, Inc.

ANNUAL REPORT

FEBRUARY 29, 2020

Beginning with reports for the period ending August 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the reports will be made available on the Fund’s website http://funds.nomura-asset.com/japan-smaller-capitalization, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or if you are a direct investor, by calling 1‑800‑426-5523.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to require that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call 1‑800‑426-5523 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

MANAGER Nomura Asset Management U.S.A. Inc. Worldwide Plaza 309 West 49th Street New York, New York 10019-7316 Internet Address http://funds.nomura-asset.com/japan-smaller-capitalization

INVESTMENT ADVISER Nomura Asset Management Co., Ltd. 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR Computershare Trust Company, N.A. P. O. Box 505000 Louisville, KY 40233

CUSTODIAN Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110-1548

COUNSEL Sidley Austin LLP 787 Seventh Avenue New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

ITEM 2.	CODE OF ETHICS

(a) and (b)
As of February 29, 2020, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer; the Registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(c)	There were no amendments during the fiscal year ended February 29, 2020 to the code of ethics.

(d)	Not applicable.

(e)	Not applicable.

(f)
A copy of the code of ethics will be provided upon request at no charge by contacting the Registrant’s Chief Compliance Officer at (800) 426-5523 or via post request addressed to: Nomura Asset Management U.S.A. Inc., Worldwide Plaza, 309 West 49th Street, Attn: Chief Compliance Officer, New York, NY 10019.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B. Chemidlin, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	AUDIT FEES

The aggregate audit fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the Auditor in connection with statutory and regulatory filings or engagements for those fiscal years were $95,000 for February 29, 2020 and $51,755 for February 28, 2019.

As indicated in the Registrant's report on Form 8K filed with the Securities and Exchange Commission (“SEC”) on March 4, 2020, RSM US LLP (“RSM”), the Registrant's prior principal accountant, advised the Registrant that is not independent under the SEC’s independence rules as it pertains to the Registrant due to a discovery of certain non-attest services performed by a foreign affiliated firm. The resignation was not the result of any disagreement with management.  As indicated in the Registrant’s report on Form 8K filed with the SEC on March 30, 2020, the Board of Directors and the Audit Committee of the Registrant subsequently voted to appoint Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for the Registrant for its fiscal year ended February 29, 2020.  The reference in this Item 4(a) to audit fees for February 29, 2020 is to the fee billed to the Registrant by E&Y and reference to audit fees for February 28, 2019 is the fee billed to the Registrant by RSM.

(b)	AUDIT-RELATED FEES

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $0 for February 29, 2020 and $0 for February 28, 2019.

(c)	TAX FEES

The aggregate fees billed in each of the last two fiscal years for tax compliance, tax advice, and tax planning services by the Registrant’s current principal accountant, E&Y, were $23,671 for February 29, 2020 and $27,846 for February 28, 2019.  The amount represents aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing of federal, state and local income tax returns, registered investment company qualification review, assistance with determination of Passive Foreign Investment Companies, and tax distribution and analysis planning.

(d)	ALL OTHER FEES

There were no other services performed for each of the last two fiscal years by the Registrant’s principal accountant other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)
The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to pre-approve non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)	Not applicable.

(f)	Not applicable.
(g)
Non-audit fees billed by E&Y for services rendered to the Registrant and Registrant’s Manager and any entity controlling, controlled by, or under common control with the Registrant’s Manager that provides ongoing services to the Registrant ("Service Affiliates") were $3.5 million for the fiscal year ended March 31, 2020 and $4.6 million for the fiscal year ended March 31, 2019.  These amounts represent aggregate fees paid for audit related services, tax compliance, tax advice and tax planning services and other advisory services concerning risk management and regulatory matters rendered by E&Y to Service Affiliates.

(h)
The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to Service Affiliates during the Registrant's most recent fiscal year which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant's independence. All services provided by the principal accountant to the Registrant or to service affiliates by E&Y which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Rodney A. Buck, E. Han Kim, David B. Chemidlin and Marcia L. MacHarg are members of the Audit Committee.

(b)	Not applicable.

ITEM 6.	INVESTMENTS

(a)	The Registrant’s investments in securities of unaffiliated issuers as of February 29, 2020 are included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Global Proxy Voting Policy

Nomura Asset Management

November 1, 2018

Global Proxy Voting Policy

November 1, 2018
Nomura Asset Management

This Policy applies to resolutions to be proposed at shareholders’ meetings which are held on or after November 1, 2018.

This Policy applies for investee companies globally.

1.	Policy for Proxy Voting

NOMURA ASSET MANAGEMENT (“NAM” or “we” hereafter) has the fiduciary duty (a duty to manage our business activities in the best interest of our clients) to do our best to enhance returns for our clients as an investment manager. To fulfill our duties, we will continue to encourage investee companies to adopt appropriate management practices, in order to help them to enhance corporate value and achieve sustainable growth. Therefore, we shall exercise our proxy voting rights in a proper manner based on this Policy. We also encourage investee companies to operate their businesses in the best interests of their shareholders over the long term through our proper proxy voting activity.

2.	Proxy Voting Guidelines

When exercising proxy voting rights, we will vote for resolutions that are deemed to enhance shareholder value, while voting against those that are deemed harmful to shareholder value. We do not exercise our proxy voting rights solely as a means to address specific social or political issues, irrespective of the investment returns of the company.

When making a judgment on the exercise of proxy voting rights, we regard any misconduct, violation of laws and regulations and rules of stock exchanges, or any act that is deemed questionable in view of efforts directed at ESG issues or social norms, as being harmful to shareholder value.

(Note) ESG refers to environment, social and corporate governance. We place emphasis on ESG issues, as they need to be considered in the context of corporate social responsibility and sustainability.

We closely examine voting resolutions that meet one or more of the conditions listed below. Where we believe that a specific resolution is not in the best interest of shareholders, we will, in principle, decide to vote against the resolution.

(1)
The company continuously reports sluggish business performance and its management’s business improvement efforts are considered inadequate. Sluggish business performance indicators that are considered when judging the exercise of proxy voting rights, include performance that leads to a significant decline in the investment returns of the company, such as recording a deficit for three consecutive years. Business performance is based on consolidated accounts. However, if consolidated accounts are not reported, business performance is based on non-consolidated accounts. (The same shall apply hereafter.)

(2)	The company accumulates a large amount of excess funds that are deemed not to be used effectively and/or are not distributed to shareholders adequately.

(3)	The company’s disclosure is considered inadequate and harmful to shareholder value.

(4)	The auditor’s opinion on the issuer is qualified.

(5)
The composition and/or size of the company’s board of directors, or the composition and/or size of its board of statutory auditors, audit committee or any other committee is deemed to be inadequate and may harm shareholder value.

(6)	Extraordinary resolutions that are deemed highly likely to harm shareholder value.

3.	Positions on Specific Issues

(1)	Election of Directors

The board of directors is expected to consist of persons who are qualified for the position with sufficient skills and experience and the capability to supervise the execution of the business on behalf of shareholders.

If the company is found to have engaged in any activity that is materially harmful to shareholder value, or if the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if any similar issue is found with regard to the company, we will in principle vote against the election of directors who are deemed to be responsible for such issues/activities.

In principle, we vote for the election of outside directors. However, we pay special attention to the directors’ qualifications, such as their independence. We determine the independence of the outside directors from a comprehensive perspective on whether they are representatives of major shareholders, have received a large amount of income other than executive remuneration from the company in question, and are related to other executive members.

The number of directors should be adequate and appropriate considering the nature of the company’s business and its scale.

(2)	Election of Auditors

Auditors are expected to be qualified to audit the business on behalf of shareholders, and are also expected to function adequately for that purpose. Where the company is found to have engaged in any activity that is materially harmful to shareholder value or if any similar issue is found with regard to the company in question, and an auditor is found responsible for any part thereof, or is deemed to have failed to fully perform his/her duties, we will vote against the reelection of the auditor.

It is desirable that outside auditors are independent of management. It is not desirable to have a board of statutory auditors and an audit committee composed of outside auditors, all of whom lack independence. We determine the independence of the outside auditors from a comprehensive perspective on whether they are representatives of major shareholders, have received a large amount of income other than executive remuneration from the company in question, and are related to other executive members.

Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)	Election of Accounting Auditors

In principle, we will vote for the election of accounting auditors except where it is found that:

·	The accounting auditor has an interest in the company and lacks independence.
·	Excessive non-audit remuneration has been paid to the accounting auditor by the company.
·	The accounting auditor has expressed inaccurate opinions on the company’s financial conditions.

(4)	Executive Remuneration

It is desirable that executive remuneration plans are reasonable and are aligned with the long-term performance of the company.

We vote against remuneration plans, if the company is found to have engaged in any activity that is materially harmful to shareholder value, or the amount of remuneration is inconsistent with or inequitable compared to the company’s overall financial condition, or plans are deemed to substantially harm shareholder value. In particular, we will vote against resolutions on executive bonuses when there is a significant decline in business performance, or when the bonus payment amount is found to be unreasonably large in relation to past achievements and the current financial conditions of the company, or as compared with other competitors.

In particular, we will vote against resolutions on offering company stocks (including stock options) when there is a significant decline in business performance, or when the value of stock remuneration is found to be unreasonably high in view of past achievements and the current financial conditions of the company, or as compared with other competitors. In principle, we vote for stock remuneration plans when the terms and conditions of the plan, such as eligibility and scale, are properly set forth for the purpose of incentivizing executives. However, we vote against such plans when the terms and conditions of the plan, including eligibility and scale, are deemed to be improper.

We will determine whether to vote for or against resolutions on the granting of stock remuneration to the company’s employees or outside parties by applying mutatis mutandis the rules on stock remuneration plans for executives mentioned above. We will require sufficient explanation on stocks offered to outside parties in light of whether it leads to the enhancement of shareholder value.

(5)	Retirement Bonus for Directors and Auditors

We will vote against resolutions on retirement bonuses for retiring executives when the company is found to have engaged in any activity that is materially harmful to shareholder value, or when there is a significant decline in business performance or share price, or when the amount of the retirement bonus payment is found to be unreasonably large considering past achievements and the current financial conditions of the company, or as compared with other competitors.

(6)	Allocation of Dividends and Profits

In deciding on distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan and capital policies. In principle, it is desirable that excess funds are distributed to shareholders.

While considering whether the company’s allocation of dividends and profits is consistent with its long-term investment plan and capital policies, we shall vote against allocation policies that are deemed to be significantly inadequate and harmful to shareholder value.

(7)	Acquisition of the Company’s Own Stock

While we view the acquisition of the company’s own stock positively as a means to enhance shareholder value, we would oppose such a resolution when it is deemed to be inappropriate for the sake of the company’s capital structure.

(8)	Change in Number of Authorized Shares

When said purposes are inappropriate, NAM will in principle vote against a company’s proposed increase in the number of authorized shares.

(9)	Issuance of Preferred and Other Classes of Shares

We will in principle vote for resolutions if the purpose is deemed to be clear and appropriate, and the issuance of such shares is deemed not to harm the interests of general shareholders in consideration of appropriate application requirements, the fairness of voting rights, beneficiaries and other relevant matters. Otherwise, we would oppose the resolution in principle.

(10)	Corporate Restructuring and Capital Policy (Mergers, Acquisitions, Sale/Transfer of Business, Corporate Separation, Capital Increase, etc.)

We will vote for proposed corporate restructuring and capital policies, if they are deemed appropriate after considering the contents of the respective resolutions, financial conditions (including premiums), effects on shareholder value, basis and rationality of management judgment, fair disclosure, etc., from an overall perspective. Otherwise, we would oppose the resolutions. When general shareholders receive a consideration, whether in the form of shares, money or otherwise, in relation to corporate restructuring or capital policy, we would emphasize the appropriateness of the consideration when forming a judgment on whether to vote for or against the resolutions.

(11)	Anti-Takeover Measures

We individually analyze anti-takeover measures. We would oppose such resolutions unless shareholder value is protected.

(12)	Amendment of Articles

We will determine whether to vote for or against resolutions on amendments to the articles of incorporation on a case by case basis from the perspective of the long-term enhancement of shareholder value or the protection of shareholder value from impairment. We will vote for (against) such resolutions if we find them appropriate (inappropriate) from these perspectives.

(13)	Shareholder Resolution

We will determine whether to vote for or against shareholder resolutions on a case by case basis from the perspective of long-term enhancement of shareholder value or the protection of shareholder value from impairment. We will vote for (against) such resolutions if we find them appropriate (inappropriate) from these perspectives.

(14)	Other

NAM will determine whether to vote for or against resolutions on any other issues on a case by case basis from the perspective of the long-term enhancement of shareholder value or the protection of shareholder value from impairment. We will vote for (against) such resolutions if we find them appropriate (inappropriate) from these perspectives.

4.	Conflict-of-Interest Management Policy

We conduct business in good faith and consider the fair treatment of our clients, and we appropriately manage conflicts of interest based on our “Conflict-of- Interest Management Policy.”

To manage the risk of a conflict of interest arising, we conduct our business in an appropriate manner by giving first priority to the clients’ interests.
With regard to proxy voting, the Responsible Investment Committee which consists of members who are independent of the investment division , is in charge of policy-makings and final proxy voting decisions. In cases where we exercise proxy voting rights for securities issued by Group Companies and subsidiaries or affiliates of Nomura Holdings Inc., and/or concerning the Group Companies’ interests, after making such facts clear, we refer to opinions from multiple proxy advisors and make decisions at the Responsible Investment Committee to protect the clients’ interests. The Responsible Investment Council validates whether such decisions are adequate and if necessary may make a recommendation to the Responsible Investment Committee. When receiving the recommendation, the Responsible Investment Committee reviews the related proxy voting decision again and makes the final decision.

5.	Other

NAM may be unable to vote or may decide to abstain from voting in certain circumstances. The following list, although not exhaustive, highlights some potential instances in which a proxy may not be voted:

(1)	Securities Lending

When securities are offered for loan as of the record date of exercising a proxy vote, they need to be collected before exercising the vote. We may not exercise a proxy vote after considering the practical implications of such an exercise and the cost incurred for collecting such securities.

(2)	Share Blocking

Some countries and regions require shareholders to deposit their shares with a designated depository during a specific period shortly before a shareholders’ meeting as a condition for exercising a proxy vote. Shares cannot be sold during this blocking period. In such a case, we may not exercise the proxy vote due to practical considerations and the potential for opportunity loss.

(3)	Re-registration

In some countries and regions, re-registration of shares is required to exercise a proxy vote. We may choose not to exercise a proxy vote in consideration of the fact that the shares cannot be sold during the re-registration period.

(4)	Other

For example, when we are unable to obtain adequate information, e.g., if the period between receipt of the resolutions and the exercise of voting is insufficient. Also, if the cost of voting the proxy outweighs the possible benefit to the client, we may also choose not to exercise the proxy vote.

Proxy Voting Standards for Japanese Companies

Nomura Asset Management

November 1, 2018

Proxy Voting Standards for Japanese Companies

November 1, 2018
Nomura Asset Management

These Proxy Voting Standards apply to resolutions to be proposed at shareholders’ meetings which are held on or after November 1, 2018.

Based on the “Global Proxy Voting Policy,” these Proxy Voting Standards define the proxy voting standards required specifically for investee companies that are listed in Japan.

Companies are expected to provide general shareholders with a thorough and easy- to-understand explanation in their business reports, reference documents for shareholders’ meetings and other materials to allow them to make proper judgments on the exercise of their voting rights with sufficient understanding of the contents of respective issues and management status.

1.	Election of Directors

(1) If the company is found to have engaged in any activity that is materially harmful to shareholder value and if an individual person is found to be responsible for such activity, we will vote against the election of the relevant person as a director.  When making a judgment on the exercise of proxy voting rights, we regard any misconduct, violation of laws and regulations and rules of stock exchanges, or any act that is deemed questionable in view of efforts directed at ESG issues or social norms, as being harmful to shareholder value.

(Note) ESG refers to environment, social and corporate governance.  We place emphasis on ESG issues, as these need to be addressed in the context of corporate social responsibility and sustainability.

(2) If the return on equity (ROE) of the company in question has been below 5% and below the median value for the industry for the most recent 3 consecutive fiscal years and no efforts for management improvement have been demonstrated, we will in principle vote against the re-election of a director who has been in the position of chairperson and president, etc., for the most recent 3 or more consecutive fiscal years.  However, this provision does not apply to a company which has not been listed for 5 years as of the last day of the most recent fiscal year.

In these Proxy Voting Standards, financial data principally refers to data published on a consolidated basis.  If no financial data on a consolidated basis has been published, the data on a non-consolidated basis shall be used (the same applies hereinafter).

“The median value for the industry” is obtained from the companies listed on the First Section of the Tokyo Stock Exchange, and is based on the 33 industrial classifications of the Tokyo Stock Exchange.  If the calculated value is below 0%, the median value is 0%.

The phrase “no efforts for management improvement have been demonstrated” refers to any case that does not fall under either ①or ② below.  However, both ① and ② exclude cases where the total of net profits reported during the most recent 3 consecutive fiscal years is a negative figure.

① Recurring profit (if no recurring profit is reported, pretax profit; hereinafter the same applies) for the last fiscal year or the net profit has increased compared with the previous fiscal year.

② Recurring profit for the last fiscal year or the net profit has increased compared with 3 fiscal years ago.

In these Proxy Voting Standards, “chairperson and president, etc.” refers to the chairperson, president, bank president, chief executive officer (CEO), chief operating officer (COO) and any person who assumes a position equivalent thereto.

(3) If any inappropriate information disclosure is made, if shareholder value decreases due to management, financial or capital strategies, or if any other conduct that clearly damages shareholder value is committed, we will in principle vote against the election of a director who is found to be responsible for the conduct.  If the disclosure of financial information is delayed and it becomes difficult to make a judgment on the exercise of proxy voting rights, it will be deemed that the information disclosure was inappropriate.  It is desirable that necessary financial information is disclosed at least 1 month prior to the day of the shareholders' meeting.

(4) With regard to the appropriation of surpluses resolved by the board of directors, without being proposed at a shareholders' meeting, we will in principle vote against the re-election of the director who would have been in the position of chairperson and president, etc., in cases where it would have been reasonable for us to object to said appropriation of surpluses measures pursuant to these Proxy Voting Standards if such appropriation had been presented at the shareholders' meeting.

(5) With regard to anti-takeover measures introduced following a decision by the board of directors, without being proposed at a shareholders' meeting, we will in principle vote against the re-election of the director who would have been in the position of chairperson and president, etc., in cases where it would have been reasonable for us to object to the introduction of said anti-takeover measures pursuant to these Proxy Voting Standards, if the introduction of such measures had been presented at the shareholders' meeting.

(6) If there are fewer than 2 outside directors, we will in principle vote against the re-election of the director who has been in the position of chairperson and president, etc.

(7) If the number of outside directors is less than one-third of the number of directors in a company with a controlling shareholder and the average ROE for the most recent 3 fiscal years is less than 8%, we will in principle vote against the re- election of the director who has been in the position of chairperson and president, etc.

(8) We will request that highly-independent persons should be elected as outside directors.  If it is found that the degree of independence of a candidate is low, we will in principle vote against the election of the candidate as an outside director.

As used in these Proxy Voting Standards, “highly-independent person” refers to a person who is notified as an independent executive to the related stock exchange.  It also includes someone who is stated in a business report or reference document for a shareholders' meeting as a person expected to be nominated as an independent executive.  In either case, the individual must never have served with any company which is a major shareholder of the company in question during the 3-year period immediately prior to the time he/she first assumed the position as an outside director.  ”Major shareholder” refers to a shareholder whose share holdings ratio listed in the “Top 10 Shareholders” list in the business report of the company in question for the most recent fiscal year is 10% or more; provided, however, that any person who is clearly likely to have a conflict of interest with general shareholders shall be regarded as a person whose degree of independence is low.

Although a candidate to fill an external director vacancy is not subject to the stock exchange notification as an independent director we will request that a statement be included in the reference document for a shareholders' meeting indicating whether the candidate is expected to be notified as an independent director when he/she assumes the office of director.  The statement will allow us to confirm this point.  If such a statement is not contained in the document, we consider that the degree of independence of such a candidate is low, and we will vote against the election of the candidate.

(9) If it is obvious that outside directors failed to fully fulfill their expected roles during the most recent fiscal year, we will in principle vote against the re-election.  “Expected roles of outside directors” refers to those described in Principle 4.7 of Japan’s Corporate Governance Code.

[Japan’s Corporate Governance Code Principle 4.7 Roles and Responsibilities of Independent Directors]

Companies should make effective use of independent directors, taking into consideration the expectations listed below with respect to their roles and responsibilities:

i)
Provision of advice on business policies and business improvement based on their knowledge and experience with the aim to promote sustainable corporate growth and increase corporate value over the mid- to long-term;

ii)	Monitoring of management through important decision-making at the board of directors meetings including the appointment and dismissal of senior management;
iii)	Monitoring of conflicts of interest between the company and management or the controlling shareholders; and
iv)	Appropriately representing the views of minority shareholders and other stakeholders at the board of directors meetings from a perspective independent of management and the controlling shareholders.

(10) In the case of an outside director who is expected to be re-elected, if the external director's ratio of attendance at the board of directors meetings held over the last fiscal year is less than 75%, we will in principle vote against the re-election.  In the case of a person who is expected to be re-elected as an audit committee member for a company with a nominating committee, etc., we will in principle vote against the re-election if the person's ratio of attendance at the audit committee meetings held over the last fiscal year is less than 75%; and in the case of a person who is expected to be re-elected as an audit and supervisory committee member for a company with an audit and supervisory committee, we will in principle vote against the re-election, if the person's ratio of attendance at the audit and supervisory committee meetings held in the last fiscal year is less than 75%.  If the person who is expected to be re-elected has been elected as an external director mid-way through the last fiscal year, the ratio of attendance at the board of directors meetings, audit committee meetings, and audit and supervisory committee meetings referred to above will be calculated with respect to the board of directors meetings, audit committee meetings, and audit and supervisory committee meetings held after the election as an external director in the last fiscal year.  If there is no disclosure of information necessary for the calculation of the attendance ratio, we will in principle vote against the re-election.

(11) In cases where there was an issue that was materially harmful to shareholder value during the most recent fiscal year, if the total number of auditors and audit committee members elected would be fewer than the number prior to their election, even if all candidates for auditors and audit committee members nominated by the board of directors are elected, we will in principle vote against the re-election of the director who was the chairperson and president, etc. during the most recent fiscal year.

2.	Election of Statutory Auditors

(1) If the company is found to have engaged in any activity that is materially harmful to shareholder value, we will vote against the election of auditors who are deemed to be responsible for such activity.

(2) We will request that highly-independent persons (as defined in (8) under “1.  Election of Directors” above) outside auditors should be elected as outside auditors.  If it is found that the degree of independence is low, we will in principle vote against the election of such an outside auditor.

Although a candidate for outside auditor to fill a vacancy is not subject to notification requirements to the stock exchange as an independent auditor, we will request that that a statement be included in the reference document for a shareholders' meeting indicating whether a candidate is expected to be notified as an independent auditor when he/she assumes the office of auditor.  The statement will allow us to confirm this point.  If such a statement is not contained in the document, we consider that the degree of independence of such a candidate is low, and we will vote against the election of the candidate.

(3) In the case of a person who is expected to be re-elected as an external auditor, we will in principle vote against the re-election, if either the person's ratio of attendance at the board of directors meetings held during the last fiscal year (or, if the person was elected as an external auditor in the middle of the last fiscal year, the board of directors meetings held after the election as an external auditor during the last fiscal year), or the person's ratio of attendance at the board of auditors meetings held during the last fiscal year (or, if the person was elected as an external auditor in the middle of the last fiscal year, the board of auditors meeting held after the election as an external auditor during the last fiscal year), is less than 75%.  If there is no disclosure of information necessary for the calculation of the attendance ratio, we will in principle vote against the re-election.

3.	Election of Accounting Auditors

In principle, we will vote for the election of an accounting firm as the company's accounting auditor except where it is found that:

•	The accounting firm has an interest in the company and lacks independence.
•	Excessive non-audit remuneration has been paid to the accounting firm by the company.
•	The accounting firm has expressed inaccurate opinions on the company ’ s financial conditions.
4.	Executive Remuneration

(1) If the company is found to have engaged in any activity that is materially harmful to shareholder value, or the ROE is below 5% for the most recent 3 consecutive fiscal years, we will in principle vote against an increase of executive remuneration and the payment of executive bonuses, unless a satisfactory explanation is made.

(2) We will in principle vote against a resolution on executive remuneration at a certain level or higher, if outside directors do not account for the majority of the board of directors or an independent remuneration committee is not established.

(3) We will in principle vote against resolutions on offering company stocks (including stock options) as remuneration, in the following cases:

①	Offering company stocks will result in a 5% or more dilution of the issued shares.

②	Offering company stocks has restrictions on transfer as remuneration, if the period of restriction on transfer is less than 3 years.

③
The persons eligible for receiving company stocks include outside directors, directors who are audit committee members or directors who are audit and supervisory committee members, or any external parties who are found to be inappropriate to receive the stock incentive.

However, even if company stocks are offered to external parties, we will vote for the resolution, if explanation is provided in an appropriate manner and it is found that the offering of company stocks as remuneration to the external parties contributes to the improvement of shareholder value.

(4) In cases other than those referred to above, we will consider an increase of executive remuneration after giving comprehensive consideration to the reason for the change in executive remuneration, and the appropriateness of the amount of such executive remuneration, etc.  We will in principle vote against the resolution, if the offering of company stocks as remuneration will give an excessive profit to specific eligible persons, or if the offering of company stocks is inappropriate or inequitable to a significant degree.

5.	Retirement Bonus for Directors and Auditors

We will consider resolutions concerning retirement bonuses for directors and auditors, in accordance with the following standards.

(1) We will in principle vote against the payment of a retirement bonus to an executive who has been involved in any activity that is materially harmful to shareholder value or who is found to be responsible for serious misconduct.

(2) If the ROE is below 5% for the most recent 3 consecutive fiscal years and there is a deficit, or if the total of the current net profits during the most recent 3 fiscal years is a negative figure, we will in principle vote against the resolution.

(3) If the amount is found to be unreasonably large taking into consideration the past business performance or the current financial conditions or in comparison with other companies in the same industry, etc., we will in principle vote against the resolution.  We will in principle vote against a resolution on said retirement bonus at a certain level or higher and without the disclosure of the amount thereof, if outside directors do not account for the majority of the board of directors or an independent remuneration committee is not established.

(4) We will in principle vote against resolutions on payment to an external director or a director of an audit committee member of companies that have a board with an audit committee structure or statutory auditors.

6.	Allocation of Dividends and Profits

(1) We will in principle vote against a resolution on the appropriation of surpluses, if all the conditions listed in ①, ② and ③ below are satisfied for the most recent 2 consecutive fiscal years and the ROE during the most recent fiscal year is below 8% except where the shareholder’s return ratio is 50% or more.  However, this provision does not apply to any company which has not been listed for 5 years as of the last day of the most recent fiscal year and where how surplus funds are used is clearly defined.

(Note) Shareholders' return ratio = (Dividends + Share repurchase) / Current net profit

①	Shareholders' equity ratio > 50%

②	Net financial assets / Sales > 30%

③	Net financial assets / Total assets > 30%

(Note) Net financial assets = Cash and deposits + Long- or short-term securities– Interest-bearing liabilities (excluding long- and short-term securities for companies engaged in Banks, Securities and Commodities Futures, Insurance or Other Financing Business in the 33 industry classifications of the Tokyo Stock Exchange).

(2) We will vote against resolutions on dividend policy or the appropriation of surpluses which are found to be harmful to shareholder value.

(3) We will vote against resolutions on the appropriation of surpluses, in any other cases where it is found that shareholders' returns are insufficient to a significant degree.

7.	Acquisition of the Company's Own Stock

We will in principle vote for resolutions on the acquisition of the company's own stock.  However, we will vote against the resolution, if the liquidity of the company's stock is low (the ratio of liquid stock is below 10% or the aggregate market price is below 10 billion yen) and an increase in the amount of dividends is considered a more appropriate measure for shareholder return than the acquisition of the company's own stock; or if it is found that the acquisition of the company's own stock is inappropriate from the perspective of capital composition or will materially harm shareholder value.

8.	Change in Number of Authorized Shares

When said purposes are inappropriate, we will in principle vote against a company’s proposed increase in the number of authorized shares.

9.	Issuance of Preferred and Other Classes of Shares

We will in principle vote for resolutions if the purpose is deemed to be clear and appropriate, and the issuance of such shares is deemed not to harm the interests of general shareholders in consideration of appropriateness of application requirements, the fairness of voting rights, beneficiaries and other relevant matters.  Otherwise, we would oppose the resolution in principle.

10.	Corporate Restructuring and Capital Policy (Mergers, Acquisitions, Sale/Transfer of Business, Corporate Separation, Capital Increase, etc.)

We will vote for proposed corporate restructuring and capital policy, if they are deemed appropriate in consideration of the contents of respective resolutions, financial condition (including premiums), effects on shareholder value, basis and rationality of management judgment, fair disclosure, etc., from an overall perspective.  Otherwise, we would oppose the resolutions.  When general shareholders receive a consideration, whether in the form of shares, money or otherwise, in relation to corporate restructuring or capital policy, we would emphasize the appropriateness of the consideration in making a judgment on voting for or against the resolution.

11.	Anti-Takeover Measures

We will in principle vote against a resolution that is found to set an anti-takeover measure, except when highly-independent outside directors account for the majority of the board of directors and no problem is found with respect to the design of the anti-takeover measure from the perspectives of a long-term increase of shareholder value or prevention of harm to shareholder value.

12.	Amendment of Articles

(1) In the case of a resolution under which the articles of incorporation are to be changed in order to authorize the board of directors to carry out a discretionary distribution of surplus, we will in principle vote for the resolution, if the company's appropriation of surpluses is appropriate and the company has 2 or more outside directors.  As used in these Proxy Voting Standards, the appropriateness of the appropriation of surpluses will be determined in accordance with the standards stipulated in “6.  Allocation of Dividends and Profits.”

(2) We will in principle vote against a resolution under which the articles of incorporation are to be changed in order to eliminate the possibility that a dividend of surplus will be decided by a resolution at the shareholders' meeting.

(3) In the case of a resolution under which an anti-takeover measure is to be prescribed in the articles of incorporation, if we should vote against the introduction of the anti-takeover measure in accordance with the standards set out in “11.  Anti- Takeover Measures” above, we will in principle vote against the resolution.

(4) We will in principle vote against a resolution that makes the requirements for the dismissal of directors stricter.

(5) We will in principle vote against a resolution that makes the requirements for a resolution on organizational restructuring stricter, or to establish additional requirements for a resolution on organizational restructuring.

(6) In the case of a resolution to change the articles of incorporation in order to authorize the board of directors to add a record date for voting rights by its decision, we will vote for the resolution if the purpose of the change is clearly explained and is found to be reasonable.

(7) In the case of a resolution to change the articles of incorporation in order to increase the total number of authorized shares, we will consider whether to vote for the resolution in accordance with the standards set out in “8.  Change in Number of Authorized Shares” above.

(8) In the case of a resolution to change the articles of incorporation in relation to classes of shares, we will consider whether to vote for the resolution in accordance with the standards set out in “9.  Issuance of Preferred and Other Classes of Shares” above.

(9) Regarding the following amendments to the articles of incorporation, we will in principle vote against the resolution of ①, and for the resolution of ②, ③, ④ and ⑤:

①	To set a substantial limit on the number of outside directors or highly- independent outside directors

②	To proceed with the “separation between the chair of the board of directors and the chief executive officer (CEO)”

③	To proceed with the abolition of advisory positions such as “Sodanyaku” or “Komon” or any other similar position to be assumed by a person who is not a director

④	To determine that the director’s term of office is one year in a company with a board of auditors

⑤	To establish a voluntary nominating/remuneration committee in a company with a board of auditors or a company with an audit and supervisory committee.

13.	Shareholder Resolution

(1) We will individually consider a shareholders' resolution, from the perspective of improving shareholder value on a long-term basis or preventing any deterioration in shareholder value.  We will in principal vote against a resolution in which a potential conflict of interest exists between the company or a shareholder and the proposer, a resolution which is found to restrict the latitude of company management, or a resolution in which it is found that the proposer does not provide sufficient explanation about the effect of the resolution.  At the time of the consideration, we will also take into account the opinion of the board of directors.  It is desirable that the shareholder proposing a resolution and the board of directors provide general shareholders with easily comprehensible and thorough explanations from their own standpoint through the perspective of shareholder value to enable them to make judgments based on proper understanding of the contents of the proposal.

(2) If a shareholders' resolution falls under one of the following items, we will in principle vote against the resolution.

①	The resolution is not made from the perspective of shareholder value, and the purpose of the resolution is to make a social or political statement.

②	A resolution on amendments to the articles of incorporation, when the amendments include any content related to individual and specific business execution.

③	The contents of the resolution are ambiguous and lacking concrete information, and the resolution does not satisfy the requirements for a resolution.

Therefore, on the part of a shareholder proposing a resolution, it is desirable that he/she submits a proposal with clear and specific contents which satisfy the requirements for a resolution.

On the part of the board of directors, if the contents of the resolution are ambiguous and lack concrete information and the resolution does not satisfy the requirements for a resolution, it is desirable that the board clearly indicates such facts in the reference document for the shareholders’ meeting.

(3) We will in principle vote for a shareholder resolution on amendments to the articles of incorporation which fall under any of the following items and are deemed to be clear and concrete.  A resolution requesting amendments:

①	to disclose important information concerning a resolution for the election of directors and auditors;

②	to seek two or more independent outside directors;

③	to seek an external director to serve as the chair of the board of directors;

④	to prohibit or remove the chief executive officer from serving as the chair of the board of directors;

⑤	to abolish the position of “Sodanyaku” or “Komon” to be assumed by a person who is not a director;

⑥	to disclose remuneration for an individual director or auditor;

⑦
to abolish the provisions of the articles of incorporation which prohibit the payment of dividends by resolution of the shareholders' meeting (if the company's appropriation of surpluses for the most recent fiscal year is inappropriate or the company does not have 2 or more outside directors), or to abolish the provisions of the articles of incorporation which authorize the board of directors to make a decision on the payment of dividends;

⑧	to sell stocks held by the company that are deemed to be problematic in light of the improvement of corporate value and sustainable growth;

⑨	to formulate or disclose the basic policy on the exercise of voting rights related to strategically held stocks, and to disclose the results of the exercise of voting rights;

⑩	to determine that the director’s term of office is one year in a company with a board of auditors; or

⑪	to establish a voluntary nominating/remuneration committee in a company with a board of auditors or a company with an audit and supervisory committee.

(4) In the case of a shareholders' resolution requesting the election of directors, if a director candidate designated by the board of directors is found to be suitable in light of the standards set out in “1.  Election of Directors” above, we will in principle respect the opinion of the board of directors.  In any other cases, we will examine whether the director candidate proposed by a shareholder satisfies all the requirements listed in ① to ③, and consider the appropriateness of the candidate and carefully determine whether we should vote for or against the resolution.

①	The candidate has experience in corporate management or any experience equivalent thereto, and is found to be sufficiently capable of corporate management.

②	The candidate does not have a potential conflict of interest with general shareholders.

③	The candidate is expected to contribute to the improvement of shareholder value.

(5) In the case of a shareholders' resolution concerning the appropriation of surplus, we will consider the resolution in comparison with the company resolution, in accordance with the standards set out in “6.  Allocation of Dividends and Profits” by taking into account the reason for the proposal, the effect on share price formation and corporate governance status.

14.	Other

We will vote for any other resolution that is found to be appropriate from the perspective of improving shareholder value on a long-term basis or preventing any deterioration of shareholder value; and we will vote against any other resolution that is found to be inappropriate from the same perspective.

15.	Waiver of Rights

In principle, we will not waive the rights in the shareholders' meeting where we possess voting rights.  However, the voting rights may be waived if the waiver is found to be appropriate.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)
As of February 29, 2020, Mr. Hiromitsu Daimon acts as the Registrant’s lead portfolio manager. Mr. Daimon leads the Japan Small Cap Team of Nomura Asset Management Co., Ltd., the Registrant’s Investment Adviser. He has been a member of the Japan Small/Mid Cap Team and has been managing Japan Small Cap Funds for Japanese retail clients since 2003 and has served as the portfolio manager of the Registrant since 2013. The portfolio manager is primarily responsible for the day-to-day portfolio management for the Registrant. He oversees investment decisions and activities and reviews research analysis.

(2)
As of February 29, 2020, the portfolio manager was primarily responsible for the day-to-day portfolio management for the Registrant and for two other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of $113 million as of February 29, 2020). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts and (iii) circumstances where the Registrant’s investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

(3)
As of February 29, 2020, the portfolio manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the portfolio manager’s compensation is applied across all accounts managed by the portfolio manager. Generally, the portfolio manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the portfolio manager’s accounts, measured on a pre-tax basis for rolling three-year periods against the Russell / Nomura Small Cap Tm Index. The quantitative scoring for purposes of the bonus comprises 60 percent of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the portfolio manager’s contribution to the Registrant’s investment adviser. While the bonus can range up to 100 percent or more of base salary, the Registrant’s investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers’ aggregate cash compensation.

(4)	As of February 29, 2020, the portfolio manager did not own beneficially any securities issued by the Registrant.

(b)	Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable.

(b)	Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable.

(b)	Not applicable.

ITEM 13.	EXHIBITS

(a) (1)	See Item (2)
(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). See EX‑99.CERT attached hereto.
(a) (3)	Not applicable.
(a) (4)	See EX-99.IND PUB ACCT attached hereto.
(b)
Certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a‑14(b) or Rule15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX‑99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer

Date:  5/7/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer

Date:  5/7/2020

By: /s/ Amy J. Robles
Amy J. Robles
Principal Financial Officer

Date:  5/7/2020